  As filed with the Securities and Exchange Commission on September 26, 2000

                                             1933 Act Registration No. 333-27917
                                              1940 Act Registration No. 811-8229

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

                 Pre-Effective Amendment No  ________  [_____]
                Post-Effective Amendment No.    5      [  X  ]
                                             --------   -----

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                        Amendment No.    6     [  X  ]
                                       -----    -----

                            PAINEWEBBER INDEX TRUST
              (Exact name of registrant as specified in charter)

                              51 West 52nd Street
                        New York, New York  10019-6114
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (212) 713-2000

                           DIANNE E. O'DONNELL, Esq.
                    Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                           New York, New York  10019
                    (Name and address of agent for service)

                                  Copies to:
                            ELINOR W. GAMMON, Esq.
                          Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, N.W.
                                 Second Floor
                         Washington, D.C.  20036-1800
                           Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

[   ]  Immediately upon filing pursuant to Rule 485(b)
[ X ]  On September 29, 2000, pursuant to Rule 485(b)
          ------------------
[   ]  60 days after filing pursuant to Rule 485(a)(1)
[   ]  On                     pursuant to Rule 485(a)(1)
          ------------------
[   ]  75 days after filing pursuant to Rule 485(a)(2)
[   ]  On                     pursuant to Rule 485(a)(2)
          ------------------

Title of Securities Being Registered: Class A, C and Y Shares of Beneficial Interest.

PaineWebber
S&P 500 Index Fund









                          ---------------------------

                                   PROSPECTUS

                            SEPTEMBER 30, 2000

                          ---------------------------

This prospectus offers shares in one of PaineWebber's stock funds. The fund offers three classes of shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund


                                    Contents

                                    The Fund

     ---------------------------------------------------------------

What every investor          3           Investment Objective, Strategies and Risks
should know about
the fund                     4           Performance

                             5           Expenses and Fee Tables

                             6           More About Risks and Investment Strategies

                                Your Investment

     ------------------------------------------------------------------------------
Information for              7           Managing Your Fund Account
managing your fund                       --Flexible Pricing
account                                  --Buying Shares
                                         --Selling Shares
                                         --Exchanging Shares
                                         --Pricing and Valuation

                             Additional Information

     ------------------------------------------------------------------------------
Additional important        12           Management
information about
the fund                    13           Dividends and Taxes

                            14           Financial Highlights
     ------------------------------------------------------------------------------
Where to learn more                      Back Cover
about PaineWebber
mutual funds

                             The fund is not a
                             complete or balanced
                             investment program.


                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 2

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund


                         PaineWebber S&P 500 Index Fund

                   Investment Objective, Strategies and Risks

--------------------------------------------------------------------------------

FUND OBJECTIVE

To replicate the total return of the S&P 500 Index, before fees and expenses.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks issued by companies in the Standard & Poor's 500 Composite Stock Price Index. The fund ordinarily invests in at least 450 stocks that are represented in the Index in proportion to their weighting in the Index. The fund also invests, to a lesser extent, in related derivatives, such as options and futures contracts, that simulate investment in the Index.

The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). Most of these 500 stocks trade on the New York Stock Exchange. These stocks represent approximately 75% of the market value of all U.S common stocks but do not necessarily represent the largest companies. S&P selects the component stocks included in the Index with the aim of achieving a distribution that is representative of the various industry components of the U.S. market for common stocks. S&P also considers aggregate market value and trading activity in the selection process. Each stock in the Index is weighted by its total market value relative to the total market value of all securities in the Index.

The fund's investment adviser, Mitchell Hutchins Asset Management Inc., uses a "passive" investment approach in attempting to replicate the investment performance of the S&P 500 Index rather than actively buying and selling stocks, some of which might not be included in the S&P 500 Index, in an effort to "beat" the market. Mitchell Hutchins may (but is not required to) use options and futures and other derivatives in strategies intended to simulate full investment in the S&P 500 Index stocks while retaining a cash balance for fund management purposes. Mitchell Hutchins also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund. S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Mitchell Hutchins.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

 . EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

 . INDEX TRACKING RISK -- While the fund attempts to replicate the investment results of the Index, the fund's investment results generally will not be identical to those of the Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily.

 . DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

 . FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 3

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund



                                  Performance

--------------------------------------------------------------------------------


RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class Y shares because they have the longest performance history of any class of fund shares. Unlike the other classes of shares, Class Y shares have no sales charges.

The table that follows the chart shows the average annual returns for each class of the fund's shares for the 1999 calendar year and since inception. That table does reflect fund sales charges. The table compares fund returns to returns on the S&P 500 Index, a broad-based market index that is unmanaged and that, therefore, does not include any expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN ON CLASS Y SHARES (1998 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


                            [CHART APPEARS HERE]

           Total
Year       Return
----       ------
1990
1991
1992
1993
1994
1995
1996
1997
1998       27.93%
1999       20.37%

 Total return January 1, 2000 to June 30, 2000--(0.71)%

 Best quarter during years shown: 4th quarter 1998--20.87%

 Worst quarter during years shown: 3rd quarter 1998--(10.00)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1999

CLASS                                      CLASS A   CLASS C   CLASS Y   S&P 500
(INCEPTION DATE)                          (10/2/98) (10/7/98) (12/31/97)  INDEX
----------------                          --------- --------- ---------- -------
One Year.................................   17.12%    18.24%    20.37%    21.03%
Life of Class............................   35.26     36.99     24.06       *

-------

* Average annual total returns for the S&P 500 Index for the life of each class were as follows:

  Class A--35.94%; Class C--35.94%; Class Y--24.75%.

                                  ----------
--------------------------------------------------------------------------------

                               Prospectus Page 4

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund



                            Expenses and Fee Tables

--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                        CLASS A CLASS C CLASS Y
                                                        ------- ------- -------
Maximum Sales Charge (Load) Imposed on Purchases (as a
 % of offering price).................................    2.5%   None    None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
 (as a % of offering price)...........................   None       1%   None
Exchange Fee..........................................   None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                        CLASS A CLASS C CLASS Y
                                                        ------- ------- -------
Management Fees.......................................   0.20%   0.20%   0.20%
Distribution and/or Service (12b-1) Fees..............   0.25    1.00    0.00
Other Expenses........................................   0.49    0.50    0.49
                                                         ----    ----    ----
Total Annual Fund Operating Expenses..................   0.94%   1.70%   0.69%
                                                         ====    ====    ====
Expense Reimbursements*...............................   0.34    0.35    0.34
                                                         ----    ----    ----
Net Expenses*.........................................   0.60%   1.35%   0.35%
                                                         ====    ====    ====

-------

* The fund and Mitchell Hutchins have entered into a written expense reimbursement agreement. Mitchell Hutchins is contractually obligated to reimburse the fund to the extent that the fund's expenses through September 30, 2001 otherwise would exceed the "Net Expenses" rate for each class shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed those "Net Expenses" rates.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1                     10
                                                   YEAR 3 YEARS 5 YEARS YEARS
                                                   ---- ------- ------- ------
Class A........................................... $310  $509    $725   $1,345
Class C (assuming sale of all shares at end of
 period)..........................................  237   502     890    1,979
Class C (assuming no sale of shares)..............  137   502     890    1,979
Class Y...........................................   36   187     350      826


                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 5

--------------------------------------------------------------------------------
                              -------------------

                      PaineWebber S&P 500 Index Fund



                   More About Risks and Investment Strategies

--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

INDEX TRACKING RISK. The fund expects a close correlation between its performance and that of the S&P 500 Index in both rising and falling markets. While the fund attempts to replicate, before deduction of fees and operating expenses, the investment results of the Index, the fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by the Index.

DERIVATIVES RISK. The value of "derivatives"--so-called because their value "derives" from the value of an underlying asset, reference rate or index--may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Derivatives include options and futures contracts that may be used to simulate full investment in the S&P 500 Index.

FOREIGN INVESTING RISK. The S&P 500 Index includes some U.S. dollar denominated foreign securities. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 6

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund



                           Managing Your Fund Account

--------------------------------------------------------------------------------

FLEXIBLE PRICING
----------------

The fund offers three classes of shares--Class A, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

The fund has adopted a plan under rule 12b-1 for its Class A and Class C shares that allows it to pay service and (for Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sale charge.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                           SALES CHARGE AS A PERCENTAGE OF:    DISCOUNT TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT      OFFERING PRICE  NET AMOUNT INVESTED   PERCENTAGE OF OFFERING PRICE
--------------------      --------------  -------------------  -------------------------------
Less than $100,000......       2.50%             2.56%                     2.25%
$100,000 to $249,999....       2.00              2.04                      1.75
$250,000 to $499,999....       1.50              1.52                      1.25
$500,000 to $999,999....       1.00              1.01                      0.75
$1,000,000 and over(1)..       None              None                      0.50(2)

-------
(1) A contingent deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.50% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Systematic Withdrawal Plan are not subject to this charge.
(2) Mitchell Hutchins pays 0.50% to PaineWebber.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 7

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund


SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

 . your spouse, parents or children under age 21;

 . your Individual Retirement Accounts (IRAs);

 . certain employee benefit plans, including 401(k) plans;

 . a company that you control;

 . a trust that you created;

 . Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

 . accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

 . Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

 . Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

    --you were the Financial Advisor's client at the competing brokerage firm;

    --within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

    --you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

 . Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

 . Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

 . Are a participant in the PaineWebber Members OnlySM Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

 . Acquire these shares through a PaineWebber InsightOneSM Program brokerage account.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Over time these fees will increase the cost of your investment and may cost you more than if you paid a front-end sales charge. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or a 403(b) qualified employee benefit plan with less than 100 eligible employees or less than $1 million in assets.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the fund's

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 8

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund

Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

 . Buy shares through PaineWebber's PACESM Multi Advisor Program;


 .  Buy $10 million or more of PaineWebber fund shares at any one time;

 . Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets;

 . Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets; or

 . Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES
-------------

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the funds through the fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

 PFPC Inc.
 Attn.: PaineWebber Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

If you wish to invest in other PaineWebber Funds, you can do so by:

 . Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

 .  Mailing an application with a check; or

 .  Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS
-------------------

 To open an account...................................................... $1,000
 To add to an account.................................................... $  100

The fund may waive or reduce these amounts for:

 .  Employees of PaineWebber or its affiliates; or

 . Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

FREQUENT TRADING. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES
--------------

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 9

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund

has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

 .  Your name and address;

 .  The fund's name;

 .  The fund account number;

 .  The dollar amount or number of shares you want to sell; and

 . A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not a part of these programs.

Mail the letter to:

 PFPC Inc.
 Attn.: PaineWebber Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES
-----------------

You may exchange Class A or Class C shares of the fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

OTHER INVESTORS. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the fund's transfer agent. You must include:

 . Your name and address;

 . The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

 . Your account number;

 . How much you are exchanging (by dollar amount or by number of shares to be sold); and

 . A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

Mail the letter to:

 PFPC Inc.
 Attn.: PaineWebber Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 10

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund


PRICING AND VALUATION
---------------------

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class C shares.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 11

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund


                                   Management

--------------------------------------------------------------------------------
INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the fund's investment adviser and administrator. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company. On August 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.7 billion.

On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

PORTFOLIO MANAGERS

T. Kirkham Barneby and Frank Vallario are responsible for the day-to-day management of the fund's portfolio.

Mr. Barneby assumed his responsibilities for the fund at its inception on December 31, 1997. He is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994 after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

Mr. Vallario assumed his responsibilities for the fund on September 30, 1999. He is a first vice president of Mitchell Hutchins and a member of its quantitative investments group. Prior to joining Mitchell Hutchins in March 1996, Mr. Vallario worked at PaineWebber in its capital markets section (since June 1995).

ADVISORY FEES

The fund paid advisory fees to Mitchell Hutchins at the effective rate of 0% of its average daily net assets because Mitchell Hutchins waived all of its advisory fees. The contractual rate for the fund's advisory fees to Mitchell Hutchins is 0.20% of the fund's average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits the board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. Shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the fund has not asked shareholders to do so.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 12

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund


                              Dividends and Taxes

--------------------------------------------------------------------------------
DIVIDENDS

The fund normally declares and pays dividends and distributes any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will include distributions of both ordinary income and capital gain. A distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than 12 months. The fund will tell you annually how you should treat its dividends for tax purposes.

--------------------------------------------------------------------------------

                              Financial Highlights
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the life of each class. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends).

This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 13

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund



                              Financial Highlights

--------------------------------------------------------------------------------

                                  CLASS A                    CLASS C                          CLASS Y
                         -------------------------  --------------------------  ------------------------------------
                          FOR THE   FOR THE PERIOD   FOR THE    FOR THE PERIOD   FOR THE    FOR THE   FOR THE PERIOD
                         YEAR ENDED   OCTOBER 2,    YEAR ENDED    OCTOBER 7,    YEAR ENDED YEAR ENDED  DECEMBER 31,
                          MAY 31,   1998+ THROUGH    MAY 31,    1998+ THROUGH    MAY 31,    MAY 31,   1997+ THROUGH
                            2000     MAY 31, 1999      2000      MAY 31, 1999      2000       1999     MAY 31, 1998
                         ---------- --------------  ----------  --------------  ---------- ---------- --------------
Net asset value,
 beginning of period....  $ 16.72      $ 12.83       $ 16.64       $ 12.80       $ 16.74     $14.12      $ 12.50
                          -------      -------       -------       -------       -------     ------      -------
Net investment income
 (loss).................     0.12*        0.08*        (0.01)*        0.02*         0.17*      0.16*        0.06
Net realized and
 unrealized gains
 (losses) from
 investments and
 futures................     1.49*        4.03*         1.49*         4.02*         1.47*      2.68*        1.56
                          -------      -------       -------       -------       -------     ------      -------
Net increase (decrease)
 from investment
 operations.............     1.61         4.11          1.48          4.04          1.64       2.84         1.62
                          -------      -------       -------       -------       -------     ------      -------
Dividends from net
 investment income......    (0.10)       (0.12)        (0.02)        (0.10)        (0.13)     (0.12)         --
Distributions from net
 realized gains from
 investment
 transactions...........    (0.49)       (0.10)        (0.49)        (0.10)        (0.49)     (0.10)         --
                          -------      -------       -------       -------       -------     ------      -------
Total dividends and
 distributions to
 shareholders...........    (0.59)       (0.22)        (0.51)        (0.20)        (0.62)     (0.22)         --
                          -------      -------       -------       -------       -------     ------      -------
Net asset value, end of
 period.................  $ 17.74      $ 16.72       $ 17.61       $ 16.64       $ 17.76     $16.74      $ 14.12
                          =======      =======       =======       =======       =======     ======      =======
Total investment return
 (1)....................     9.67%       32.23%         8.89%        31.77%         9.86%     20.30%       12.96%
                          =======      =======       =======       =======       =======     ======      =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $33,409      $18,920       $42,478       $23,813       $20,112     $6,480      $12,892
Expenses to average net
 assets net of waivers
 and reimbursements from
 adviser................     0.60%        0.60%**       1.35%         1.35%**       0.35%      0.35%        0.35%**
Expenses to average net
 assets before waivers
 and reimbursements from
 adviser................     0.94%        1.52%**       1.70%         2.24%**       0.69%      1.29%        2.22%**
Net investment income
 (loss) to average net
 assets net of waivers
 and reimbursements from
 adviser................     0.69%        0.87%**      (0.06)%        0.17%**       0.92%      1.12%        1.41%**
Net investment income
 (loss) to average net
 assets before waivers
 and reimbursements from
 adviser................     0.35%       (0.06)%**     (0.41)%       (0.73)%**      0.58%      0.18%       (0.46)%**
Portfolio turnover
 rate...................        5%          62%            5%           62%            5%        62%           1%

-------

* Calculated using average daily shares outstanding for the period.
** Annualized
+ Commencement of issuance of shares

(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.

                                  -----------
--------------------------------------------------------------------------------

                               Prospectus Page 14

--------------------------------------------------------------------------------
                              -------------------
                         PaineWebber S&P 500 Index Fund

TICKER SYMBOL:  S&P 500 Index Fund Class: A: None
                                          C: PWSPX
                                          Y: None

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the fund:

 . For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

 . Free from the EDGAR Database on the SEC's Internet website at http://www.sec.gov


PaineWebber Index Trust
--PaineWebber S&P 500 Index Fund
Investment Company Act File No. 811-08229

(C) 2000 PaineWebber Incorporated. All rights reserved.

                                  -----------
--------------------------------------------------------------------------------

                        PAINEWEBBER S&P 500 INDEX FUND
                              51 West 52nd Street
                         New York, New York 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

     PaineWebber S&P 500 Index Fund is a diversified series of PaineWebber Index Trust ("Trust"), a professionally managed open-end management investment company.


     The fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"). As the fund's distributor, Mitchell Hutchins has appointed PaineWebber to serve as dealer for the sale of fund shares.


     Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-647-1568.


     This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus dated September 30, 2000. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated September 30, 2000.



                               TABLE OF CONTENTS

                                                                                                      PAGE
                                                                                                     ------
The Fund and Its Investment Policies.............................................................        2
The Fund's Investments, Related Risks and Limitations............................................        2
Strategies Using Derivative Instruments..........................................................        8
Organization of the Fund; Trustees and Officers; Principal Holders and Management                       13
  Ownership of Securities........................................................................
Investment Advisory, Administration and Distribution Arrangements................................       20
Portfolio Transactions...........................................................................       24
Reduced Sales Charges, Additional Exchange and Redemption Information
   and Other Services............................................................................       26
Valuation of Shares..............................................................................       31
Performance Information..........................................................................       31
Taxes............................................................................................       33
Other Information................................................................................       35
Financial Statements.............................................................................       36

                     THE FUND AND ITS INVESTMENT POLICIES


     The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

     The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index"), before fees and expenses. The fund seeks to achieve its objective by investing substantially all of its assets in common stocks issued by companies in the S&P 500 Index and in related derivatives, such as options and futures contracts, that simulate investment in the Index. The fund invests at least 65% of its total assets in a substantial majority of the common stocks issued by companies represented in the S&P 500 Index.

     The fund invests in substantially all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index and, ordinarily, invests in at least 450 stocks that are represented in the Index. If the fund experiences exceptional levels of purchases or redemptions, the fund may be delayed in rebalancing its portfolio to reflect the weightings of the common stocks reflected in the Index or may hold less than 450 stocks of the Index. The fund will be rebalanced as soon as practicable to reflect the common stock weightings represented in the Index and may use derivative instruments to replicate the weightings of the Index in the interim. From time to time, adjustments may be made in the fund's investments because of changes in the composition of the Index. The fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

     The fund attempts to achieve a correlation, over time, between the performance of its investments and that of the S&P 500 Index of at least 0.95, before deduction of fees and expenses. A correlation of 1.00 would represent perfect correlation between the fund's performance and that of the Index. The performance of the fund versus that of the Index is compared at least weekly.
If an unexpected tracking error develops, the fund's portfolio will be rebalanced to bring it into line with the Index. There can be no assurance that the fund will achieve its expected results.


     The fund is authorized to invest up to 35% of its total assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its total assets under normal circumstances. The fund may invest up to 15% of its net assets in illiquid securities. It may purchase securities on a when-issued basis and may purchase or sell securities for delayed delivery. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3 % of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund also may invest in securities of other investment companies.

             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS


     The following supplements the information contained in the Prospectus concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.


     EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.


     Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

     While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

     MONEY MARKET INSTRUMENTS. The fund may invest in money market instruments for temporary purposes, to reinvest cash collateral from its securities lending activities or for cash management purposes. These instruments are short-term debt obligations and similar securities and include: (1) securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers, (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. In addition, the fund may hold cash and may invest in participation interests in the money market securities mentioned above without limitation.

     INVESTING IN FOREIGN SECURITIES. To the extent the fund holds U.S. dollar denominated securities of foreign issuers, the securities may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.


     Investing in foreign securities involves more risks than investing in United States securities. The value of foreign securities is subject to social, economic and political developments in the countries where the issuers operate and to changes in foreign currency values, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

     The fund may invest in foreign securities only if the securities are traded in the U.S. directly or through American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of the fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.

     ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

     Investment income on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.


     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by Mitchell Hutchins to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS.   Reverse repurchase agreements involve the
sale of securities held by the fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Fund's Investments, Related Risks and Limitations - Segregated Accounts."

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

     ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the fund's board. The assets used as cover for options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase the options at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.


     Mitchell Hutchins also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or shareholder redemptions), Mitchell Hutchins will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

     LENDING OF PORTFOLIO SECURITIES.   The fund is authorized to lend its
portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The fund may reinvest cash collateral in money market instruments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

     Pursuant to procedures adopted by the board governing the fund's securities lending program, PaineWebber has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber has acted as lending agent. PaineWebber also has been approved as a borrower under the fund's securities lending program.

     WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase a security on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than a normal settlement date for such securities at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Fund's Investments, Related Risks and Limitations--Segregated Accounts." The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act of 1940, as amended ("Investment Company Act"). Among other things, these limitations currently restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investment in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The fund may invest in the shares of other investment companies when, in the judgment of Mitchell Hutchins, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

     SEGREGATED ACCOUNTS.   When the fund enters into certain transactions to
make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis and reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options and futures contracts.

     INVESTMENT LIMITATIONS OF THE FUND


     FUNDAMENTAL INVESTMENT LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

     The fund will not:

      (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

      (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and provided that the fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the weighting of that particular industry in the S&P 500 Index.

      (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940, as amended ("Investment Company Act") and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

      (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

      (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

      (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


     NON-FUNDAMENTAL LIMITATIONS.   The following investment restrictions are
non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     The fund will not:

      (1) invest more than 15% of its net assets in illiquid securities.

      (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

      (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act or under the terms of an exemptive order granted by the SEC and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS

     GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The fund may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.

     The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.


     OPTIONS ON SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

     OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.


     OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

     GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to simulate full investment in the S&P 500 Index while retaining a cash balance for management purposes, such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses. As part of its use of Derivative Instruments for the cash management purposes, the fund may attempt to reduce the risk of adverse price movements ("hedge") in the securities of the S&P 500 Index while investing cash received from investor purchases of fund shares or selling securities to meet shareholder redemptions. The fund may also use Derivative Instruments to reduce transaction costs and to facilitate trading.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors.

     The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

     In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may utilize these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

       (1) There might be imperfect correlation between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

       (2) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

        (3) As described below, the fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

     OPTIONS. The fund may purchase put and call options, and write (sell) covered put or call options on securities in which it invests and indices of those securities. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to the securities in the S&P 500 Index without purchasing or selling the underlying securities. Writing covered put or call options can enable the fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under "The Fund's Investments, Related Risks and Limitations--Illiquid Securities."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contract to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

     The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the fund, there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

     If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

     (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

     (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

     (3) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

     FUTURES. The fund may purchase and sell futures contracts that are related to securities in which it is permitted to invest, such as securities index futures contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, the fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

     (1) To the extent the fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of its net assets.

     (2) The aggregate premiums paid on all options (including options on securities, securities indices and futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

     (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.


    ORGANIZATION OF THE FUND; TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS AND
                      MANAGEMENT OWNERSHIP OF SECURITIES

     The Trust was formed on May 27, 1997 as a business trust under the laws of Delaware. The Trust has one operating series and is governed by a board of trustees which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

     The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

       NAME AND ADDRESS; AGE             POSITION WITH TRUST          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
-----------------------------------  ---------------------------  -------------------------------------------------
Margo N. Alexander*+; 53                Trustee and President     Mrs. Alexander is Chairman (since March 1999),
                                                                  chief executive officer and a director of
                                                                  Mitchell Hutchins (since January 1995), and an
                                                                  executive vice president and a director of
                                                                  PaineWebber (since March 1984). Mrs. Alexander
                                                                  is president and a director or trustee of 30
                                                                  investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or one of their affiliates
                                                                  serves as investment adviser.

       NAME AND ADDRESS; AGE             POSITION WITH TRUST          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
-----------------------------------  ---------------------------  -------------------------------------------------
Richard Q. Armstrong; 65                       Trustee            Mr. Armstrong is chairman and principal of
R.Q.A. Enterprises                                                R.Q.A. Enterprises (management consulting firm)
One Old Church Road                                               (since April 1991 and principal occupation since
Unit #6                                                           March 1995). Mr. Armstrong was chairman of the
Greenwich, CT 06830                                               board, chief executive officer and co-owner of
                                                                  Adirondack Beverages (producer and distributor
                                                                  of soft drinks and sparkling/still waters)
                                                                  (October 1993-March 1995). He was a partner of
                                                                  The New England Consulting Group (management
                                                                  consulting firm) (December 1992-September 1993).
                                                                  He was managing director of LVMH U.S.
                                                                  Corporation (U.S. subsidiary of the French
                                                                  luxury goods conglomerate, Louis Vuitton Moet
                                                                  Hennessey Corporation) (1987-1991) and chairman
                                                                  of its wine and spirits subsidiary, Schieffelin
                                                                  & Somerset Company (1987-1991). Mr. Armstrong is
                                                                  a director or trustee of 29 investment companies
                                                                  for which Mitchell Hutchins, PaineWebber or one
                                                                  of their affiliates serves as investment adviser.

E. Garrett Bewkes, Jr.**+; 74          Trustee and Chairman of    Mr. Bewkes is a director of Paine Webber Group
                                        the Board of Trustees     Inc. ("PW Group") (holding company of
                                                                  PaineWebber and Mitchell Hutchins). Prior to
                                                                  1996, he was a consultant to PW Group. He serves
                                                                  as a consultant to PaineWebber (since May 1999).
                                                                  Prior to 1988, he was chairman of the board,
                                                                  president and chief executive officer of
                                                                  American Bakeries Company. Mr. Bewkes is a
                                                                  director of Interstate Bakeries Corporation. Mr.
                                                                  Bewkes is a director or trustee of 40 investment
                                                                  companies for which Mitchell Hutchins,
                                                                  PaineWebber or one of their affiliates serves as
                                                                  investment adviser.

       NAME AND ADDRESS; AGE             POSITION WITH TRUST          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
-----------------------------------  ---------------------------  -------------------------------------------------
Richard R. Burt; 53                            Trustee            Mr. Burt is chairman of IEP Advisors, LLP
1275 Pennsylvania Ave., N.W.                                      (international investments and consulting firm)
Washington, DC 20004                                              (since March 1994) and a partner of McKinsey &
                                                                  Company (management consulting firm) (since
                                                                  1991). He is also a director of
                                                                  Archer-Daniels-Midland Co. (agricultural
                                                                  commodities), Hollinger International Co.
                                                                  (publishing), Homestake Mining Corp. (gold
                                                                  mining), six investment companies in the
                                                                  Deutsche Bank family of funds, nine investment
                                                                  companies in the Flag Investors family of funds,
                                                                  The Central European Fund, Inc. and The Germany
                                                                  Fund, Inc., vice chairman of Anchor Gaming
                                                                  (provides technology to gaming and wagering
                                                                  industry) (since July 1999) and Chairman of
                                                                  Weirton Steel Corp. (makes and finishes steel
                                                                  products) (since April 1996). He was the chief
                                                                  negotiator in the Strategic Arms Reduction Talks
                                                                  with the former Soviet Union (1989-1991) and the
                                                                  U.S. Ambassador to the Federal Republic of
                                                                  Germany (1985-1989). Mr. Burt is a director or
                                                                  trustee of 29 investment companies for which
                                                                  Mitchell Hutchins, PaineWebber or one of their
                                                                  affiliates serves as investment adviser.

Meyer Feldberg; 58                             Trustee            Mr. Feldberg is Dean and Professor of Management
Columbia University                                               of the Graduate School of Business, Columbia
101 Uris Hall                                                     University. Prior to 1989, he was president of
New York, NY 10027                                                the Illinois Institute of Technology. Dean
                                                                  Feldberg is also a director of Primedia, Inc.
                                                                  (publishing), Federated Department Stores, Inc.
                                                                  (operator of department stores) and Revlon, Inc.
                                                                  (cosmetics). Dean Feldberg is a director or
                                                                  trustee of 37 investment companies for which
                                                                  Mitchell Hutchins, PaineWebber or one of their
                                                                  affiliates serves as investment adviser.

George W. Gowen; 71                            Trustee            Mr. Gowen is a partner in the law firm of
666 Third Avenue                                                  Dunnington, Bartholow & Miller. Prior to May
New York, NY 10017                                                1994, he was a partner in the law firm of Fryer,
                                                                  Ross & Gowen. Mr. Gowen is a director or trustee
                                                                  of 37 investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or one of their affiliates
                                                                  serves as investment adviser.

       NAME AND ADDRESS; AGE             POSITION WITH TRUST          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
-----------------------------------  ---------------------------  -------------------------------------------------
Frederic V. Malek; 63                          Trustee            Mr. Malek is chairman of Thayer Capital Partners
1455 Pennsylvania Ave., N.W.                                      (merchant bank) and chairman of Thayer Hotel
Suite 350                                                         Investors II and Lodging Opportunities Fund
Washington, DC 20004                                              (hotel investment partnerships). From January
                                                                  1992 to November 1992, he was campaign manager
                                                                  of Bush-Quayle '92. From 1990 to 1992, he was
                                                                  vice chairman and, from 1989 to 1990, he was
                                                                  president of Northwest Airlines Inc. and NWA
                                                                  Inc. (holding company of Northwest Airlines
                                                                  Inc.).  Prior to 1989, he was employed by the
                                                                  Marriott Corporation (hotels, restaurants,
                                                                  airline catering and contract feeding), where he
                                                                  most recently was an executive vice president
                                                                  and president of Marriott Hotels and Resorts.
                                                                  Mr. Malek is also a director of Aegis
                                                                  Communications, Inc. (tele-services), American
                                                                  Management Systems, Inc. (management consulting
                                                                  and computer related services), Automatic Data
                                                                  Processing, Inc. (computing services), CB
                                                                  Richard Ellis, Inc. (real estate services), FPL
                                                                  Group, Inc. (electric services), Global Vacation
                                                                  Group (packaged vacations), HCR/Manor Care, Inc.
                                                                  (health care), SAGA Systems, Inc. (software
                                                                  company) and Northwest Airlines Inc. Mr. Malek
                                                                  is a director or trustee of 29 investment
                                                                  companies for which Mitchell Hutchins,
                                                                  PaineWebber or one of their affiliates serves as
                                                                  investment adviser.

Carl W. Schafer; 64                            Trustee            Mr. Schafer is president of the Atlantic
66 Witherspoon Street, #1100                                      Foundation (charitable foundation supporting
Princeton, NJ 08542                                               mainly oceanographic exploration and research).
                                                                  He is a director of Labor Ready, Inc. (temporary
                                                                  employment), Roadway Express, Inc. (trucking),
                                                                  The Guardian Group of Mutual Funds, the Harding,
                                                                  Loevner Funds, E.I.I. Realty Trust (investment
                                                                  company), Evans Systems, Inc. (motor fuels,
                                                                  convenience store and diversified company),
                                                                  Electronic Clearing House, Inc. (financial
                                                                  transactions processing), Frontier Oil
                                                                  Corporation and Nutraceutix, Inc.
                                                                  (biotechnology company). Prior to January 1993,
                                                                  he was chairman of the Investment Advisory
                                                                  Committee of the Howard Hughes Medical
                                                                  Institute. Mr. Schafer is a director or trustee
                                                                  of 29 investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or one of their affiliates
                                                                  serves as investment adviser.

       NAME AND ADDRESS; AGE             POSITION WITH TRUST          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
-----------------------------------  ---------------------------  -------------------------------------------------
Brian M. Storms*+; 46                          Trustee            Mr. Storms is president and chief operating
                                                                  officer of Mitchell Hutchins (since March 1999).
                                                                  Mr. Storms was president of Prudential
                                                                  Investments (1996-1999). Prior to joining
                                                                  Prudential, he was a managing director at
                                                                  Fidelity Investments. Mr. Storms is a director
                                                                  or trustee of 30 investment companies for which
                                                                  Mitchell Hutchins, PaineWebber or one of their
                                                                  affiliates serves as investment adviser.

T. Kirkham Barneby*; 54                    Vice President         Mr. Barneby is a managing director and chief
                                                                  investment officer -- quantitative investments
                                                                  of Mitchell Hutchins. Mr. Barneby is a vice
                                                                  president of seven investment companies for
                                                                  which Mitchell Hutchins, PaineWebber or one of
                                                                  their affiliates serves as investment adviser.

Thomas Disbrow ***; 34                   Vice President and       Mr. Disbrow is a first vice president and a
                                         Assistant Treasurer      senior manager of the mutual fund finance
                                                                  department of Mitchell Hutchins.  Prior to
                                                                  November 1999, he was a vice president of
                                                                  Zweig/Glaser Advisers.  Mr. Disbrow is a vice
                                                                  president and assistant treasurer of 30
                                                                  investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or one of their affiliates
                                                                  serves as investment adviser.

Amy Doberman**; 38                         Vice President         Ms. Doberman is a senior vice president and
                                                                  general counsel of Mitchell Hutchins. From
                                                                  December 1996 through July 2000, she was general
                                                                  counsel of Aeltus Investment Management, Inc.
                                                                  Prior to working at Aeltus, Ms. Doberman was a
                                                                  Division of Investment Management Assistant
                                                                  Chief Counsel at the SEC.  Ms. Doberman is a
                                                                  vice president of 29 investment companies and a
                                                                  vice president and secretary of one investment
                                                                  company for which Mitchell Hutchins, PaineWebber
                                                                  or one of their affiliates serves as investment
                                                                  adviser.

John J. Lee***; 32                      Vice President and        Mr. Lee is a vice president and a manager of the
                                        Assistant Treasurer       mutual fund finance department of Mitchell
                                                                  Hutchins. Prior to September 1997, he was an
                                                                  audit manager in the financial services practice
                                                                  of Ernst & Young LLP. Mr. Lee is a vice
                                                                  president and assistant treasurer of 30
                                                                  investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or one of their affiliates
                                                                  serves as investment adviser.

       NAME AND ADDRESS; AGE             POSITION WITH TRUST          BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
-----------------------------------  ---------------------------  -------------------------------------------------
Kevin J. Mahoney***; 35                  Vice President and       Mr. Mahoney is a first vice president and a
                                         Assistant Treasurer      senior manager of the mutual fund finance
                                                                  department of Mitchell Hutchins. From August
                                                                  1996 through March 1999, he was the manager of
                                                                  the mutual fund internal control group of
                                                                  Salomon Smith Barney. Prior to August 1996, he
                                                                  was an associate and assistant treasurer for
                                                                  BlackRock Financial Management L.P. Mr. Mahoney
                                                                  is a vice president and assistant treasurer of
                                                                  30 investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or one of their affiliates
                                                                  serves as investment adviser.

Ann E. Moran***; 43                      Vice President and       Ms. Moran is a vice president and a manager of
                                         Assistant Treasurer      the mutual fund finance department of Mitchell
                                                                  Hutchins. Ms. Moran is a vice president and
                                                                  assistant treasurer of 30 investment companies
                                                                  for which Mitchell Hutchins, PaineWebber or one
                                                                  of their affiliates serves as investment adviser.

Dianne E. O'Donnell**; 48                Vice President and       Ms. O'Donnell is a senior vice president and
                                              Secretary           deputy general counsel of Mitchell Hutchins. Ms.
                                                                  O'Donnell is a vice president and secretary of
                                                                  29 investment companies and vice president and
                                                                  assistant secretary of one investment company
                                                                  for which Mitchell Hutchins, PaineWebber or one
                                                                  of their affiliates serves as investment adviser.

Paul H. Schubert***; 37                  Vice President and       Mr. Schubert is a senior vice president and the
                                              Treasurer           director of the mutual fund finance department
                                                                  of Mitchell Hutchins. Mr. Schubert is a vice
                                                                  president and treasurer of 30 investment
                                                                  companies for which Mitchell Hutchins,
                                                                  PaineWebber or one of their affiliates serves as
                                                                  investment adviser.

Barney A. Taglialatela***; 39            Vice President and       Mr. Taglialatela is a vice president and a
                                         Assistant Treasurer      manager of the mutual fund finance department of
                                                                  Mitchell Hutchins. Mr. Taglialatela is a vice
                                                                  president and assistant treasurer of 30
                                                                  investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or one of their affiliates
                                                                  serves as investment adviser.

Keith A. Weller**; 39                    Vice President and       Mr. Weller is a first vice president and
                                         Assistant Secretary      associate general counsel of Mitchell Hutchins.
                                                                  Mr. Weller is a vice president and assistant
                                                                  secretary of 30 investment companies for which
                                                                  Mitchell Hutchins, PaineWebber or one of their
                                                                  affiliates serves as investment adviser.

__________________
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
*** This person's business address is Newport Center III, 499 Washington Blvd., 14/th/ Floor, Jersey City, New Jersey 07310-1998.

+ Mrs. Alexander, Mr. Bewkes and Mr. Storms are "interested persons" of the fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

     The Trust pays trustees who are not "interested persons" of the Trust $1,000 for each series and $150 per series for attending each board meeting and each separate meeting of a board committee. The Trust has only one operating series and thus pays each such trustee $1,000 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers own in the aggregate less than 1% the outstanding shares of the fund. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the Trust and the fund, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.


     The table below includes certain information related to the compensation of the current trustees who held office with the Trust during the periods indicated:



                              COMPENSATION TABLE+

                                                            AGGREGATE        TOTAL COMPENSATION FROM
                                                        COMPENSATION FROM     THE TRUST AND THE FUND
           NAME OF PERSON, POSITION                         THE TRUST*               COMPLEX**
----------------------------------------------
Richard Q. Armstrong,
 Trustee......................................                 $1,780                  $104,650
Richard R. Burt,
 Trustee......................................                  1,780                   102,850
Meyer Feldberg,
 Trustee......................................                  2,440                   143,650
George W. Gowen,
 Trustee......................................                  1,780                   138,400
Frederic V. Malek,
 Trustee......................................                  1,780                   104,650
Carl W. Schafer,
 Trustee......................................                  1,750                   104,650

____________________

+ Only independent trustees are compensated by the PaineWebber funds and identified above; trustees who are "interested persons" as defined by the Investment Company Act, do not receive compensation.

* Represents fees paid to each trustee indicated during the fiscal year ended May 31, 2000.

** Represents total compensation paid during the calendar year ended December 31, 1999, by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.

     PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES. As of August 31, 2000, directors and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

     As of August 31, 2000, the following shareholders were shown in the fund's records as owning 5% or more of Class A shares of the fund:


                                                                           PERCENTAGE OF CLASS A SHARES
                                                                             BENEFICIALLY OWNED AS OF
                      NAME AND ADDRESS*                                           AUGUST 31, 2000
                      -------------------                                ---------------------------------
                      Legacy Corporation #2
                      c/o Brown Bros. Harriman Trust                                                 6.86%

                      Brett R. West
                      Pamela T. West JTWROS                                                          7.06%

                      IBEW Local #5
                      Welfare Benefit Plan - "A"                                                     5.14%
                      DTD 08/11/95

                      PaineWebber Cust
                      Howard C. Michaelsen Jr.                                                       5.24%

                      PAC Foundation Inc.
                      Attn: William Ross III                                                         6.42%


___________

* The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52/nd/ Street, New York, NY 10019-6114.

                      INVESTMENT ADVISORY, ADMINISTRATION
                         AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS.   Mitchell Hutchins
acts as the investment adviser and administrator to the fund pursuant to a contract ("Advisory Contract") with the Trust. Under the Advisory Contract, the fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets.


     During the fiscal years ended May 31, 2000, May 31, 1999 and the fiscal period December 31, 1997 (commencement of operations) to May 31, 1998, Mitchell Hutchins earned (or accrued) advisory fees in the amounts of $145,401, $49,416 and $8,340, respectively (all of which was waived).

     Under the terms of the Advisory Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees and officers who are not interested persons (as defined in the Investment Company Act) of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses;
(7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; (18) costs of mailing, stationery and communications equipment; (19) expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities; (21) interest on borrowings of the fund; and (22) fees or expenses related to license agreements with respect to securities indices.

     Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the fund.

     SECURITIES LENDING. During the fiscal year ended May 31, 2000, the fund paid (or accrued) $1,500 to PaineWebber for its services as securities lending agent. During the fiscal year ended May 31, 1999 and the fiscal period December 31, 1997 (commencement of operations) to May 31, 1998, the fund paid (or accrued) no fees to PaineWebber for its services as securities lending agent because the fund did not engage in any securities lending activities.

     NET ASSETS.   The following table shows the approximate net assets as of
August 31, 2000, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.


                                                                               NET ASSETS
                       INVESTMENT CATEGORY                                       $ MIL
                       -------------------                                       -----
          Domestic (excluding Money Market)...............................    $  9,488.0
          Global  ........................................................       4,859.5
          Equity/Balanced.................................................      10,093.1
          Fixed Income (excluding Money Market)...........................       4,254.4
               Taxable Fixed Income.......................................       2,833.2
               Tax-Free Fixed Income......................................       1,421.2
          Money Market Funds..............................................      43,370.7





     The fund, its investment adviser and its principal underwriter each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.

     DISTRIBUTION ARRANGEMENTS.   Mitchell Hutchins acts as the distributor of
each class of shares of the fund under separate distribution contracts with the Trust ("Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. Under separate dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares of the fund (collectively, "PW Dealer Agreements"), PaineWebber and its correspondent firms sell the fund's shares. Mitchell Hutchins is located at 51 West 52/nd/ Street, New York, New York 10019-6114 and PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019-6028.

     Under separate plans of distribution pertaining to the Class A shares and Class C shares adopted by the Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act ("Class A Plan" and "Class C Plan," collectively, "Plans"), the fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares of the fund. Under the Class C Plan, the fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly at the annual rate of 0.75% of the average daily net assets of the Class C shares. The fund pays Mitchell Hutchins no distribution fees with respect to its Class A shares. There is no distribution plan with respect to Class Y shares and the fund pays no service or distribution fees with respect to its Class Y shares.

     Mitchell Hutchins uses the service fees under the Plans for Class A and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by PaineWebber clients. PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

     Mitchell Hutchins uses the distribution fees under the Class C Plan to:

     . Offset the commissions it pays to PaineWebber for selling each fund's Class C shares.

     . Offset the fund's marketing costs attributable to such class, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

     PaineWebber compensates Financial Advisors when Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the funds or investors at the time C shares are bought.

     Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

     The Plans and the related Distribution Contracts for Class A and Class C shares specify that the fund must pay service and distribution fees to Mitchell Hutchins for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of a Plan will be Mitchell Hutchins' sole responsibility and not that of the fund. Annually, the board reviews the Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plan and expenses of the other class.

     Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

     In reporting amounts expended under the Plan to the board, Mitchell Hutchins allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of another class of the fund's shares.

     For the fiscal year ended May 31, 2000, the fund paid (or accrued) to Mitchell Hutchins service fees of $65,635 under the Class A Plan and service and distribution fees of $350,602 under the Class C Plan.

     Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended May 31, 2000:


               CLASS A
               Marketing and advertising............................................  $ 94,844
               Amortization of commissions..........................................         -
               Printing of prospectuses and SAIs....................................     1,489
               Branch network costs allocated and interest expense..................    28,213
               Service fees paid to PaineWebber Financial Advisors..................    25,395

               CLASS C
               Marketing and advertising............................................   125,840
               Amortization of commissions..........................................   101,761
               Printing of prospectuses and SAIs....................................     1,977
               Branch network costs allocated and interest expense..................    38,824
               Service fees paid to PaineWebber Financial Advisors..................    33,921


     "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the fund's shares, including the PaineWebber retail branch system.

     In approving the fund's overall Flexible Pricing(SM) system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to the PW Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

     In approving the Class C Plan, the board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber Financial Advisors and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth to the fund than might otherwise be the case, (4) the advantage to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth,
(5) the services provided to the fund and its shareholders by Mitchell Hutchins,
(6) the services provided by PaineWebber pursuant to the PW Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that

Mitchell Hutchins' willingness to compensate PaineWebber and its Financial Advisors without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

     With respect to each Plan, the board considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Mitchell Hutchins under the Plan in that Mitchell Hutchins would receive service, distribution (where applicable) and advisory fees that are calculated based upon a percentage of the average net assets of the fund and would increase if the Plan were successful and the fund attained and maintained significant asset levels.

     Under the Distribution Contract between the fund and Mitchell Hutchins for the Class A shares for the periods set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as dealer.


                                                              FISCAL YEARS ENDED                  FISCAL PERIOD
                                                              ------------------                  ENDED MAY 31,
                                                     MAY 31, 2000             MAY 31, 1999            1998*
                                                     ------------             ------------            ----
     Earned........................................  $  99,638                $   75,471          $      0

     Retained......................................     61,097                    47,086                 0

     __________________
     *      The period December 31, 1997 (commencement of operations) to May 31,
     1998.

     Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of fund shares for the fiscal year ended May 31, 2000:





               Class A........................     $     0
               Class C........................      47,500

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the board, Mitchell Hutchins is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins generally seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which some equity securities and most debt securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. For the fiscal years ended May 31, 2000, May 31, 1999 and the period December 31, 1997 (commencement of operations) to May 31, 1998, the fund paid $18,065, $17,687 and $4,199 in brokerage commissions, respectively.

     The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contract authorize PaineWebber to effect portfolio transactions for the fund on a national securities exchange of which it is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal years ended May 31, 2000, May 31, 1999 and the period December 31, 1997 (commencement of operations) to May 31, 1998, the fund paid no brokerage commissions to PaineWebber or any other affiliate of Mitchell Hutchins.

     Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of PaineWebber, are similar to those in effect with respect to brokerage transactions in securities.

     In selecting brokers, Mitchell Hutchins will consider the full range and quality of a broker's services. Consistent with the interests of the fund and subject to the review of the board, Mitchell Hutchins may cause the fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins with brokerage or research services. The fund may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the fund and its other clients.

     Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminar, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons and government representatives.

     For the fiscal year ended May 31, 2000, Mitchell Hutchins directed $352,682 in portfolio transactions to brokers chosen because they provided research services, for which the fund paid $406 in commissions.

     For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight were attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into their own investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

     Investment decisions for the fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

     The fund will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the fund.

     As of May 31, 2000, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:


                    ISSUER                  TYPE OF SECURITY               VALUE
                    ------                  ----------------               -----
     Morgan Stanley Dean Witter & Co.        Common stock                $ 647,437
     Lehman Brothers Holdings Inc.           Common stock                   77,188
     Bear Stearns                            Common stock                   39,375


     PORTFOLIO TURNOVER.   The fund's annual portfolio turnover rate may vary
greatly from year to year, but will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended May 31, 2000 and May 31, 1999, the fund's portfolio turnover rates were 5% and 62%, respectively.

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES


     WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES--CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:

     . Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

     . Acquire shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

     . Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     . Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during the fund's initial public offering of shares and that meet certain other conditions described in its prospectus

     In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.

     COMBINED PURCHASE PRIVILEGE--CLASS A SHARES.   Investors and eligible
groups of related fund investors may combine purchases of Class A shares of the fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

     An "eligible group of related fund investors" can consist of any combination of the following:

     (a) an individual, that individual's spouse, parents and children;

     (b) an individual and his or her Individual Retirement Account ("IRA");

     (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

     (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by individual(s);

     (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

     (f) an individual and a Uniform Transfers to Minors Act/Uniform Gifts to Minors Act account created by the individual or the individual's spouse;

     (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

     (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

     RIGHTS OF ACCUMULATION--CLASS A SHARES.   Reduced sales charges are
available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

     REINSTATEMENT PRIVILEGE--CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes -- Special Rule for Class A Shareholders," below.

     PURCHASES OF CLASS Y SHARES THROUGH THE PACE(SM) MULTI ADVISOR PROGRAM. An investor who participates in the PACE(SM) Multi Advisor Program is eligible to purchase Class Y shares. The PACE(SM) Multi Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE(SM) Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your PaineWebber Financial Advisor or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE(SM) Multi Advisor Program.

     PURCHASES OF CLASS A SHARES THROUGH THE PAINEWEBBER INSIGHTONE(SM) PROGRAM. Investors who purchase shares through the PaineWebber InsightOne(SM) Program are eligible to purchase Class A shares without a sales load. The PaineWebber InsightOne(SM) Program offers a non-discretionary brokerage account to investors for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.




     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.

     If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

     The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

     SERVICE ORGANIZATIONS.   The fund may authorize service organizations, and
their agents, to accept on its behalf purchase and redemption orders that are in "good form." The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

     AUTOMATIC INVESTMENT PLAN.   PaineWebber offers an automatic investment
plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

     SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their PaineWebber mutual fund accounts. Minimum balances and withdrawals vary according to the class of shares:

     . Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan during the first year under the Plan. Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.

     An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities. On or about the 20th of each month for monthly, quarterly, semi-annual or annual plans, PaineWebber will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but sale proceeds, with the tax consequences described under "Dividends and Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.

     INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

     TRANSFER OF ACCOUNTS. If investors holding shares of the fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN(SM)
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA(R))

     Shares of PaineWebber mutual funds, including the fund (each a "PW Fund" and, collectively, the "PW funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder continually to invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

     To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected in connection with enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

     The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

     PERIODIC INVESTING AND DOLLAR COST AVERAGING.   Periodic investing in the
PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, deemphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time. In deciding whether to use dollar cost averaging, an investor should also consider whether a large, single investment would qualify for sales load reductions.

     PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT.   In order to enroll in the
Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

     . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Platinum MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     . comprehensive year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

     . automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds -- RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

     . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;




     . Platinum MasterCard(R), with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Platinum MasterCard(R) are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

     . unlimited electronic funds transfers and bill payment service for an additional fee;

     . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     . expanded account protection to the net equity securities balance in the event of the liquidation of PaineWebber. This protection does not apply to shares of the PW Funds that are held directly at PFPC and not through PaineWebber; and

     . automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.


     The annual account fee for an RMA account is $85, which includes the Platinum MasterCard(R), with an additional fee of $40 if the investor selects an optional line of credit with the Platinum MasterCard(R).

                              VALUATION OF SHARES

     The fund determines its net asset value per share separately for each class of shares normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.

                            PERFORMANCE INFORMATION

     The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN CALCULATIONS.   Average annual total return quotes
("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

     P(1 + T)/n/ =   ERV
   where:    P   =   a hypothetical initial payment of $1,000 to purchase shares of a specified class
             T   =   average annual total return of shares of that class
             n   =   number of years
             ERV =   ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 2.5% sales charge is deducted from the initial $1,000 payment and, for Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     The following table shows performance information for the fund's outstanding shares for the life of each class.

 CLASS                                CLASS A        CLASS C        CLASS Y
(INCEPTION DATE)                     (10/2/98)      (10/7/98)     (12/31/97)
                                     ---------      ---------     ----------
Year ended May 31, 2000:
  Standardized Return.............     (5.49)%        (4.37)%        (3.06)%
  Non-Standardized Return.........     (3.06)%        (3.40)%        (3.06)%
Inception to May 31, 2000:
  Standardized Return.............      23.11%         23.90%         18.01%
  Non-Standardized Return.........      25.00%         24.43%         18.01%

     OTHER INFORMATION.   In Performance Advertisements, the fund may compare
its Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger
Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including (but not limited to) the S&P 500 Index, the Dow Jones Industrial Average, the International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International Perspective Indices, the Morgan Stanley Capital International Energy Sources Index, the Standard & Poor's Oil Composite Index, the Morgan Stanley Capital International World Index, the Salomon Smith Barney Non-U.S. Dollar Index, the Salomon Smith Barney Non-U.S. World Government Bond Index, the Salomon Smith Barney World Government Index, other similar Salomon Smith Barney indices or components thereof and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

     The fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the fund investment are reinvested in additional fund shares, any future income or capital appreciation of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The fund may also generally discuss or illustrate the increasingly popular benefits of investing through an index fund, such as immediate diversification; convenience; relatively lower portfolio turnover and expected transaction costs; and the likelihood that lower portfolio turnover will result in otherwise higher after-tax returns.

     The fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the fund are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The fund invests primarily in common stocks. An investment in the fund involves greater risks than an investment in either a money market fund or a CD.

     The fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago*.

     Chart showing performance of S&P 500, long-term U.S. government bonds, Treasury Bills and inflation from 1925 through 1999

  YEAR           COMMON STOCKS           LONG-TERM GOV'T BONDS           INFLATION/CPI          TREASURY BILLS
  1925             $    10,000                        $ 10,000                 $10,000               $ 10,000
  1926             $    11,162                        $ 10,777                 $ 9,851               $ 10,327
  1927             $    15,347                        $ 11,739                 $ 9,646               $ 10,649
  1928             $    22,040                        $ 11,751                 $ 9,553               $ 11,028
  1929             $    20,185                        $ 12,153                 $ 9,572               $ 11,552
  1930             $    15,159                        $ 12,719                 $ 8,994               $ 11,830
  1931             $     8,590                        $ 12,044                 $ 8,138               $ 11,957
  1932             $     7,886                        $ 14,073                 $ 7,300               $ 12,072
  1933             $    12,144                        $ 14,062                 $ 7,337               $ 12,108
  1934             $    11,969                        $ 15,472                 $ 7,486               $ 12,128
  1935             $    17,674                        $ 16,243                 $ 7,710               $ 12,148
  1936             $    23,669                        $ 17,464                 $ 7,803               $ 12,170
  1937             $    15,379                        $ 17,504                 $ 8,045               $ 12,207
  1938             $    20,165                        $ 18,473                 $ 7,821               $ 12,205
  1939             $    20,082                        $ 19,570                 $ 7,784               $ 12,208
  1940             $    18,117                        $ 20,761                 $ 7,859               $ 12,208
  1941             $    16,017                        $ 20,955                 $ 8,622               $ 12,216
  1942             $    19,275                        $ 21,629                 $ 9,423               $ 12,248
  1943             $    24,267                        $ 22,080                 $ 9,721               $ 12,291
  1944             $    29,060                        $ 22,702                 $ 9,926               $ 12,332
  1945             $    39,649                        $ 25,139                 $10,149               $ 12,372
  1946             $    36,449                        $ 25,113                 $11,993               $ 12,416
  1947             $    38,529                        $ 24,454                 $13,073               $ 12,478
  1948             $    40,649                        $ 25,285                 $13,426               $ 12,580
  1949             $    48,287                        $ 26,916                 $13,184               $ 12,718
  1950             $    63,601                        $ 26,932                 $13,948               $ 12,870
  1951             $    78,875                        $ 25,873                 $14,767               $ 13,063
  1952             $    93,363                        $ 26,173                 $14,898               $ 13,279
  1953             $    92,439                        $ 27,125                 $14,991               $ 13,521
  1954             $   141,084                        $ 29,075                 $14,916               $ 13,638
  1955             $   185,614                        $ 28,699                 $14,972               $ 13,852
  1956             $   197,783                        $ 27,096                 $15,400               $ 14,193
  1957             $   176,457                        $ 29,117                 $15,866               $ 14,639
  1958             $   252,975                        $ 27,342                 $16,145               $ 14,864
  1959             $   283,219                        $ 26,725                 $16,387               $ 15,303
  1960             $   284,549                        $ 30,407                 $16,629               $ 15,711
  1961             $   361,060                        $ 30,703                 $16,741               $ 16,045
  1962             $   329,545                        $ 32,818                 $16,946               $ 16,483
  1963             $   404,685                        $ 33,216                 $17,225               $ 16,997
  1964             $   471,388                        $ 34,381                 $17,430               $ 17,598
  1965             $   530,081                        $ 34,625                 $17,765               $ 18,289
  1966             $   476,737                        $ 35,889                 $18,361               $ 19,159
  1967             $   591,038                        $ 32,594                 $18,920               $ 19,966
  1968             $   656,415                        $ 32,509                 $19,814               $ 21,005
  1969             $   600,590                        $ 30,860                 $21,024               $ 22,388
  1970             $   624,653                        $ 34,596                 $22,179               $ 23,849
  1971             $   714,058                        $ 39,173                 $22,924               $ 24,895
  1972             $   849,559                        $ 41,400                 $23,706               $ 25,851
  1973             $   725,003                        $ 40,942                 $25,792               $ 27,643
  1974             $   533,110                        $ 42,725                 $28,939               $ 29,855
  1975             $   731,443                        $ 46,653                 $30,969               $ 31,588
  1976             $   905,842                        $ 54,470                 $32,458               $ 33,193
  1977             $   840,766                        $ 54,095                 $34,656               $ 34,893
  1978             $   895,922                        $ 53,458                 $37,784               $ 37,398
  1979             $ 1,061,126                        $ 52,799                 $42,812               $ 41,279
  1980             $ 1,405,137                        $ 50,715                 $48,120               $ 45,917
  1981             $ 1,336,161                        $ 51,657                 $52,421               $ 52,671
  1982             $ 1,622,226                        $ 72,507                 $54,451               $ 58,224
  1983             $ 1,987,451                        $ 72,979                 $56,518               $ 63,347
  1984             $ 2,111,991                        $ 84,274                 $58,753               $ 69,586
  1985             $ 2,791,166                        $110,371                 $60,968               $ 74,960
  1986             $ 3,306,709                        $137,446                 $61,657               $ 79,580
  1987             $ 3,479,675                        $133,716                 $64,376               $ 83,929
  1988             $ 4,064,583                        $146,650                 $67,221               $ 89,257
  1989             $ 5,344,555                        $173,215                 $70,345               $ 96,728
  1990             $ 5,174,990                        $183,924                 $74,640               $104,286
  1991             $ 6,755,922                        $219,420                 $76,927               $110,121
  1992             $ 7,274,115                        $237,092                 $79,159               $113,982
  1993             $ 8,000,785                        $280,339                 $81,334               $117,284
  1994             $ 8,105,379                        $258,556                 $83,510               $121,862
  1995             $11,139,184                        $340,435                 $85,630               $128,680
  1996             $13,709,459                        $337,265                 $88,475               $135,381
  1997             $18,272,762                        $390,735                 $89,897               $142,496
  1998             $23,495,420                        $441,777                 $91,513               $149,416
  1999             $28,456,286                        $402,177                 $93,998               $156,414

______________________

Source: Stocks, Bonds, Bills and Inflation 1999 Yearbook Ibbotson Assoc., Chi. (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).

     The chart is shown for illustrative purposes only and does not represent the fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500 Index, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.


     Over time, although subject to greater risks and higher volatility, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1925 to 1999, stocks beat all other traditional asset classes. A $10,000 investment in the S&P 500 grew to $28,456,286, significantly more than any other investment.

                                     TAXES

     BACKUP WITHHOLDING. The fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

     SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other shares of the fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

     SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.


     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     OTHER INFORMATION. Dividends and other distributions the fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

     A portion of the dividends from the fund's investment company taxable income (whether paid in cash or additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

     If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     The fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     The use of hedging strategies involving Derivative Instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from options and futures contracts derived by the fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

     The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                               OTHER INFORMATION

     DELAWARE BUSINESS TRUST. The Trust is an entity of the type commonly known as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or the fund. However, the Trust's trust instrument disclaims shareholder liability for acts or obligations of the Trust or its series (the fund) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from the fund's property for all losses and expenses of any series shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

     CLASSES OF SHARES. A share of a class of the fund represents an identical interest in its investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, C and Y shares will differ.

     VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the fund (so long as it is the sole series of the Trust) may elect all of the trustees of the Trust. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class.

     The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of the trustee at the written request of holders of 10% of the outstanding shares of the Trust.

     CLASS-SPECIFIC EXPENSES.   The fund may determine to allocate certain of
its expenses to the specific classes of the fund's shares to which those expenses are attributable. For example, the fund's Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.


     CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

     ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Mitchell Hutchins or the fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to Mitchell Hutchins or the fund. S&P has no obligation to take the needs of Mitchell Hutchins or the shareholders of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the timing of the issuance or sale of the fund's shares or the determination or calculation of the equation by which shares of the fund are priced or converted into cash. S&P has no obligation or liability in connection with the administration of the fund or the marketing or sale of the fund's shares.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.

                             FINANCIAL STATEMENTS


     The fund's Annual Report to Shareholders for the fiscal year ended May 31, 2000 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.


                                 ____________


                                  PAINEWEBBER
                              S&P 500 INDEX FUND


                      STATEMENT OF ADDITIONAL INFORMATION


                            SEPTEMBER 30, 2000



                                  PAINEWEBBER


(C) 2000 PaineWebber Incorporated. All rights reserved.

                          PART C.  OTHER INFORMATION
                          --------------------------

Item 23.  Exhibits
          --------

(1)  Amended and Restated Trust Instrument 1/

(2)  Amended and Restated By-Laws 1/

(3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 2/

(4)  Investment Advisory and Administration Contract 3/

(5)  (a)  Distribution Contract (Class A Shares) 1/

     (b)  Distribution Contract (Class C Shares) 1/

     (c)  Distribution Contract (Class Y Shares) 1/

     (d)  PaineWebber Dealer Agreement (Class A Shares) 1/

     (e)  PaineWebber Dealer Agreement (Class C Shares) 1/

     (f)  PaineWebber Dealer Agreement (Class Y Shares) 1/

(6)  Bonus, profit sharing or pension plans - none

(7)  Custodian Agreement 3/

(8)  Transfer Agency Agreement 3/

(9)  Opinion and consent of counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditor's consent (filed herewith)

(11) Financial Statements omitted from Part B - none

(12) Letter of investment intent 4/

(13) (a)  Rule 12b-1 Plan of Distribution with respect to Class A Shares 1/

     (b)  Rule 12b-1 Plan of Distribution with respect to Class C Shares 1/

(14) Plan Pursuant to Rule 18f-3 3/

(15) Code of Ethics for Registrant, its investment adviser and its principal distributor 5/

 ------------

1/ Incorporated by reference from Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-27917, filed September 29, 1999.

2/ Incorporated by reference from Articles IV, VI, IX and X of Registrant's Trust Instrument and from Articles VI and IX of Registrant's By-Laws.

3/ Incorporated by reference from Post-Effective Amendment No. 2 to the registration statement, SEC File No. 333-27917, filed September 30, 1998.

4/ Incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement, SEC File No. 333-27917, filed October 17, 1997.

5/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.

Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------

          None.

Item 25. Indemnification
         ---------------

         Section 2 of Article IX of the Trust Instrument, "Indemnification," provides that the appropriate series of the Registrant will indemnify the trustees and officers of the Registrant to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his action was in the best interest of the Registrant. Section 2 of Article IX also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

         Additionally, "Limitation of Liability" in Section 1 of Article IX of the Trust Instrument provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Registrant or a particular series; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee, investment adviser or independent contractor of the Registrant.

         Section 9 of the Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Advisory Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Contract. Section 10 of the Advisory Contract provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Advisory Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

         Section 9 of each Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or

         Section 10 of each Distribution Contract contains provisions similar to
Section 10 of the Advisory Contract, with respect to Mitchell Hutchins and PaineWebber, as appropriate.

         Section 9 of each PaineWebber Dealer Agreement contains provisions similar to Section 9 of each Distribution Contract, with respect to PaineWebber Incorporated ("PaineWebber").

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

         Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219), and is incorporated herein by reference.

Item 27. Principal Underwriters
         ----------------------

         a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:

         ALL-AMERICAN TERM TRUST INC.
         GLOBAL HIGH INCOME DOLLAR FUND INC.
         INSURED MUNICIPAL INCOME FUND INC.
         INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
         MANAGED HIGH YIELD PLUS FUND INC.
         MITCHELL HUTCHINS LIR MONEY  SERIES
         MITCHELL HUTCHINS SECURITIES TRUST
         MITCHELL HUTCHINS SERIES TRUST
         PAINEWEBBER AMERICA FUND
         PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
         PAINEWEBBER INDEX TRUST
         PAINEWEBBER INVESTMENT SERIES
         PAINEWEBBER INVESTMENT TRUST
         PAINEWEBBER INVESTMENT TRUST II
         PAINEWEBBER MANAGED ASSETS TRUST
         PAINEWEBBER MANAGED INVESTMENTS TRUST
         PAINEWEBBER MASTER SERIES, INC.
         PAINEWEBBER MUNICIPAL SERIES
         PAINEWEBBER MUTUAL FUND TRUST
         PAINEWEBBER OLYMPUS FUND
         PAINEWEBBER SECURITIES TRUST
         STRATEGIC GLOBAL INCOME FUND, INC.
         2002 TARGET TERM TRUST INC.

         b) Mitchell Hutchins is the Registrant's principal underwriter. PaineWebber acts as dealer of the Registrant's shares. The directors and officers of Mitchell Hutchins, their principal business addresses and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant.

                                   Positions and Offices With           Positions and Offices With Underwriter or
Name                               Registrant                           Dealer
--------------------------         ----------------------------         -----------------------------------------
Margo N. Alexander*                Trustee and President                Chairman, Chief Executive Officer and a
                                                                        Director of Mitchell Hutchins and an
                                                                        Executive Vice President and Director of
                                                                        PaineWebber

Brian M. Storms*                   Trustee                              President and Chief Operating Officer of
                                                                        Mitchell Hutchins

T. Kirkham Barneby*                Vice President                       Managing Director and Chief Investment
                                                                        Officer - Quantitative Investments of
                                                                        Mitchell Hutchins

Thomas Disbrow***                  Vice President and Assistant         First Vice President and a Senior Manager
                                   Treasurer                            of the Mutual Fund Finance Department of
                                                                        Mitchell Hutchins

John J. Lee***                     Vice President and Assistant         Vice President and a Manager of the Mutual
                                   Treasurer                            Fund Finance Department of Mitchell Hutchins

Kevin J. Mahoney***                Vice President and Assistant         First Vice President and a Senior Manager
                                   Treasurer                            of the Mutual Fund Finance Department of
                                                                        Mitchell Hutchins

Ann E. Moran***                    Vice President and Assistant         Vice President and a Manager of the Mutual
                                   Treasurer                            Fund Finance Department of Mitchell Hutchins

Dianne E. O'Donnell**              Vice President and Secretary         Senior Vice President and Deputy General
                                                                        Counsel of Mitchell Hutchins

Paul H. Schubert***                Vice President and Treasurer         Senior Vice President and the Director of
                                                                        the Mutual Fund Finance Department of
                                                                        Mitchell Hutchins

Barney A. Taglialatela***          Vice President and Assistant         Vice President and a Manager of the Mutual
                                   Treasurer                            Fund Finance Department of Mitchell Hutchins

Keith A. Weller**                  Vice President and Assistant         First Vice President and Associate General
                                   Secretary                            Counsel of Mitchell Hutchins

___________________
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is 1285 Avenue of the Americas, New York, New York 10019.
*** This person's business address is Newport Center III, 499 Washington Blvd.,
    14th Floor, Jersey City, New Jersey 07310-1998.

         c)  None.

Item 28. Location of Accounts and Records
         --------------------------------

         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins at 1285 Avenue of the Americas, New York, New York 10019 and 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. Management Services
         -------------------

         Not applicable.

Item 30. Undertakings
         ------------

         None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 25th day of September, 2000.

                                    PAINEWEBBER INDEX TRUST

                                    By: /s/ Keith A. Weller
                                        --------------------------------------
                                        Keith A. Weller
                                        Vice President and Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                          Title                              Date
---------------------------------  --------------------------------------  --------------------------
/s/ Margo N. Alexander             President and Trustee                   September 25, 2000
---------------------------------  (Chief Executive Officer)
Margo N. Alexander *

/s/ E.Garrett Bewkes, Jr.          Trustee and Chairman                    September 25, 2000
---------------------------------  of the Board of Trustees
E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong           Trustee                                 September 25, 2000
---------------------------------
Richard Q. Armstrong *

/s/ Richard R. Burt                Trustee                                 September 25, 2000
---------------------------------
Richard R. Burt *

/s/ Meyer Feldberg                 Trustee                                 September 25, 2000
---------------------------------
Meyer Feldberg *

/s/ George W. Gowen                Trustee                                 September 25, 2000
---------------------------------
George W. Gowen *

/s/ Frederic V. Malek              Trustee                                 September 25, 2000
---------------------------------
Frederic V. Malek *

/s/ Carl W. Schafer                Trustee                                 September 25, 2000
---------------------------------
Carl W. Schafer *

/s/ Brian M. Storms                Trustee                                 September 25, 2000
---------------------------------
Brian M. Storms **

/s/ Paul H. Schubert               Vice President and Treasurer (Chief     September 25, 2000
---------------------------------  Financial and Accounting Officer)
Paul H. Schubert

* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated October 8, 1997 and incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement of PaineWebber Index Trust, SEC File 333-27917, filed October 17, 1997.

** Signature affixed by Elinor W. Gammon pursuant to power of attorney dated May 14, 1999 and incorporated by reference from Post-Effective Amendment No. 61 to the registration statement of PaineWebber Managed Investments Trust, SEC File 2-91362, filed June 1, 1999.

                            PAINEWEBBER INDEX TRUST

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number
-------

(1)  Amended and Restated Trust Instrument 1/

(2)  Amended and Restated By-Laws 1/

(3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 2/

(4)  Investment Advisory and Administration Contract 3/

(5)  (a)  Distribution Contract (Class A Shares ) 1/

     (b)  Distribution Contract (Class C Shares ) 1/

     (c)  Distribution Contract (Class Y Shares) 1/

     (d)  PaineWebber Dealer Agreement (Class A Shares) 1/

     (e)  PaineWebber Dealer Agreement (Class C Shares) 1/

     (f)  PaineWebber Dealer Agreement (Class Y Shares) 1/

(6)  Bonus, profit sharing or pension plans - none

(7)  Custodian Agreement 3/

(8)  Transfer Agency Agreement 3/

(9)  Opinion and consent of counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditor's consent (filed herewith)

(11) Financial Statements omitted from Part B - none

(12) Letter of investment intent 4/

(13) (a)  Rule 12b-1 Plan of Distribution with respect to Class A Shares 1/

     (b)  Rule 12b-1 Plan of Distribution with respect to Class C Shares 1/

(14) Plan Pursuant to Rule 18f-3 3/

(15) Code of Ethics for Registrant, its investment adviser and its principal distributor 5/

-------------
1/ Incorporated by reference from Post-Effective Amendment No. 4 to the registration statement, SEC File No. 333-27917, filed September 29, 1999.

2/ Incorporated by reference from Articles IV, VI, IX and X of Registrant's Trust Instrument and from Articles VI and IX of Registrant's By-Laws.

3/ Incorporated by reference from Post-Effective Amendment No. 2 to the registration statement, SEC File No. 333-27917, filed September 30, 1998.

4/ Incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement, SEC File No. 333-27917, filed October 17, 1997.

5/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.